Intangible assets and goodwill	12 Months Ended
Jun. 30, 2024
Intangible assets and goodwill.
Intangible assets and goodwill

14.    Intangible assets and goodwill

Mytheresa Group’s intangible assets and goodwill consist of the following:

	Year Ended June 30,
(in € thousands)	2023	2024
Intangible assets with finite life
Software and license	806	473
Intangible assets with indefinite life
Trademark	15,585	15,585
Goodwill	138,892	138,892
	155,283	154,950

Intangible assets with a finite useful life

Mytheresa Group has intangible assets with a finite useful life, consisting of licenses and software. Amortization expense of the intangible assets is entirely classified within depreciation and amortization in the consolidated statements of profit and comprehensive loss.

The following table presents the changes in Mytheresa Group’s finite-lived intangible assets during fiscal 2022, 2023 and fiscal 2024:

	Year ended June 30,
(in € thousands)	2023	2024
Cost
Beginning of fiscal year	4,587	5,179
Additions	592	145
End of fiscal year	5,179	5,324

Accumulated depreciation and impairment
Beginning of fiscal year	3,841	4,373
Amortization charge of the year	532	477
End of fiscal year	4,373	4,850
Carrying amount at end of year	806	474

Indefinite-lived intangible assets - Trademark

Mytheresa Group’s MYTHERESA and mytheresa.com trademarks represent an indefinite-lived intangible asset. Mytheresa Group assessed the trademarks for potential impairment during the fourth quarters of each fiscal year, determining that no impairments had occurred. The recoverable amount of Mytheresa Group’s two identified trademarks was based on fair value less costs of disposal, estimated using discounted cash flows. The fair value measurement was categorized as Level 3 fair value based on the inputs in the valuation technique used.

When assessing the trademarks for potential impairment, the fair value of the trademarks was determined using the relief from royalty income approach. Under this approach, management estimated future cash flows based on internal projections considering Mytheresa Group’s past performance and forecasted growth which includes also industry terminal growth revenue growth rate forecast of 2.0% p.a. (2023: 2.0%) in the five planning periods, an assumed royalty rate of 2.0% (2023: 2.0%) and discount rate of 9.4% (2023:10.6%) for MYTHERESA and 8.8% (2023: 10.2%) for the THERESA (retail store CGU) Trademark. The discount rate used was a trademark specific post-tax discount rate. Revenue growth is estimated based on internal projections considering Mytheresa Group’s past performance and forecasted growth which includes also industry growth forecast. The revenue growth rates over the 5-year period are the same for trademarks as for the goodwill for the CGU-Online and retail store. The terminal growth rates applied in the impairment assessments do not exceed the average long-term growth rate for either the online operations or retail store CGUs. The discount rate and royalty rate are based on market participant assumptions. The assumed terminal growth rates applied in Mytheresa Group’s trademark impairment assessments were as follows:

	Fiscal Year
(in € thousands)	2023	2024
Discount rate MYTHERESA	10.6%	9.4%
Discount rate THERESA	10.2%	8.8%
Royalty rate	2.0%	2.0%
Terminal revenue growth rate	2.0%	2.0%

Goodwill

MGG acquired 100% of the outstanding shares of mytheresa.com GmbH on October 9, 2014 and Theresa Warenvertrieb GmbH on October 31, 2014. The goodwill resulting from this acquisition is attributable to Mytheresa Group’s online operations and retail store and is not deductible for tax purposes. There were no acquisitions in the periods presented.

Goodwill has been allocated to Mytheresa Group’s two identified CGUs, the online operations and the retail store. Mytheresa Group allocates €137,933 thousand and €959 thousand of goodwill to online operations and the retail store, respectively, which remained unchanged for all periods presented.

The recoverable amounts of the CGUs are determined based on each respective CGU’s value in use. The present value of the future cash flows expected to be derived from an asset or CGU based on the value in use (VIU) approach. The key assumptions for determining the value in use are the discount rates, budgeted and expected revenue growth rates (CAGR for the next five years) and EBITDA margin in Terminal value. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGU’s. The budgeted and expected revenue growth rates are based on internal projections considering Mytheresa Group’s historical growth rates and the estimated sales volume in the next five years taking into account external industry growth forecasts and an increase of Mytheresa’s overall market share. Further we expect that the effects on growth rates from overall economic trends, such as inflation, recessionary trends as well as political tension all around the world are only temporary and will return back to historic levels in the mid-term. The terminal value considers an expected growth rate in net sales by 2% (2023: 2.0%), and EBITDA margin of 7.5% (2023: 7.8%) in the online CGU. The budgeted terminal value EBITDA margin takes into account an expected increase in gross profit margin, related to the focus in Top Customers and sale of full price items, as well as a decrease in Selling, general and administrative expenses ratio over the next 5 years in each of the CGU’s.

Mytheresa Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next five years. The assumed key assumptions for terminal growth rates and discount rates applied in Mytheresa Group’s goodwill impairment assessments were as follows:

	Fiscal Year
(in € thousands)	2023	2024
Online
Budgeted revenue growth rate (CAGR for the next five years)	17.42%	14.33%
EBITDA margin in Terminal value	7.8%	7.5%
Terminal growth rate	2.0%	2.0%
Pre-Tax Discount rate	13.8%	12.2%
Retail store
Budgeted revenue growth rate (CAGR for the next five years)	1.65%	2.2%
EBITDA margin in Terminal value	32.9%	32.9%
Terminal growth rate	2.0%	2.0%
Pre-Tax Discount rate	12.6%	12.0%

This terminal growth rates applied in the impairment assessments do not exceed the average long-term growth rate for either the online operations or retail store CGUs. The terminal value growth rate was determined based on management’ estimate of the long-term growth rate of the relevant markets, consistent with the assumptions that a market participant would make.

The discount rate is based on a risk free rate of 2.50% (FY23: 2.50%) and a market risk premium of 7.00% (FY23: 7.00%). In addition, individual beta factors derived from the respective peer group, the cost of debt and the capital structure are taken into account for the respective CGUs.

The estimated recoverable amount of the online CGU exceeded its carrying amount by approximately €205 million (FY23: €263 million). Management has identified that a reasonably possible change in three key assumptions could cause the carrying amount to exceed the recoverable amount. The following table shows the amount by which these three assumptions would need to change individually for the estimated recoverable amount to be equal to the carrying amount.

	Change required for carrying amount to be equal to
	recoverable amount
(in percentage)	2023	2024
Online
Discount rate	3.9%	2.4%
EBITDA margin in Terminal value	(2.9)%	(1.9)%
Budgeted revenue growth rate (CAGR for the next five years)	(8.1)%	(5.4)%

Management has identified that even if the terminal growth rate were to reduce to 0%, there would still not be an impairment for the Online CGU when keeping all other assumptions unchanged.